                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Coho Energy, Inc.:

     We consent to the use of our reports included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            KPMG PEAT MARWICK LLP

Dallas, Texas

September 8, 1997